FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2003


                          IPVoice Communications, Inc.
             (Exact name of registrant as specified in its charter)



          Nevada                   000-27917           65-0729900
     (State or other          (Commission File     (IRS Employer
      jurisdiction of)              Number)        Identification No.)


                              14860 Montfort Drive
                                   Suite 210
                              Dallas, Texas 75240
                    (Address of principal executive offices)

                                  972 386 3372
                           (Issuer's telephone number)



          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                       Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

The following Note has been made by IPVoice Communications Inc. to IP Global Voice in conjunction with a term sheet related to ongoing negotiations between the two Companies where by IPVoice intends to acquire an equity interest in IP Global Voice.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                       NOT APLLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                       Not applicable

ITEM 5.  OTHER EVENTS

                       Not applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                       Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


   *20.1 IP Global Voice, Inc. SECURED CONVERTIBLE PROMISSORY NOTE

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   /s/ Philip Verges
                                   ----------------------------
                                       Philip Verges, CEO
                                       IPVoice Communications, Inc.
                                      (Registrant)

EXHIBIT 20.1


          THIS  NOTE HAS NOT BEEN REGISTERED UNDER  THE
          SECURITIES ACT OF 1933 OR THE SECURITIES LAWS
          OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE
          DISPOSED  OF EXCEPT PURSUANT TO AN  EFFECTIVE
          REGISTRATION  STATEMENT UNDER  SUCH  ACT  AND
          APPLICABLE  STATE  SECURITIES  LAWS   OR   AN
          APPLICABLE   EXEMPTION  TO  THE  REGISTRATION
          REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

                      IP Global Voice, Inc.

               SECURED CONVERTIBLE PROMISSORY NOTE


$100,000                                            June 19, 2003

      FOR VALUE RECEIVED, the undersigned, IP Global Voice, Inc., a Delaware corporation ("IP Global Voice" or the "Borrower"), promises to pay to the order of IPVoice Communications, Inc., a Nevada corporation (the "Lender"), the principal amount of ONE HUNDRED THOUSAND DOLLARS ($100,000) ("Principal"), with interest, upon the terms and conditions set forth in this Secured Convertible Promissory Note ("Note").

     1. Interest. Interest shall accrue on an annual basis at a rate of ten percent (10%) and shall be due and payable on the Due Date (as defined below).

     2. Payment. Payments of both Principal and interest under this Note shall be made at the Lender's then-current address, or at such other place as the Lender shall designate in writing, in lawful money of the United States of America.

     3. Maturity and Prepayment. Principal outstanding on this Note shall be due and payable in full on March 31, 2004 (the "Due Date"). The Borrower may not prepay this Note without a prepayment premium equal to five percent (5%) of the outstanding principal amount. Borrower shall provide Lender with at least 30 days written prior notice to making any prepayments.

     4. Holidays, etc. In case any payment of Principal or interest on this Note becomes due on a day which is not a Business Day, then such payment shall not be due until the next succeeding day which is a Business Day. A "Business Day" shall be any day which is not a holiday or a day on which banks are authorized to close in the State of Illinois.

     5. Security. As security for the prompt and complete payment and performance when due of all of its obligations under this Note, Borrower hereby conveys, assigns, transfers, grants and pledges to Lender a continuing security interest in all of the right, title and interest of Borrower in, to and under all of Borrower's assets, including the intellectual property transferred, or to be transferred, from IPEffect, a California limited liability company, to IP Global Voice (the "Collateral").

     6.    Default.   The  following shall constitute  a  default
under this Note (a "Default").

     (a) Failure to Make Timely Payments. Borrower shall fail to pay when due any installments of interest or principal under this Note.

     (b) Insolvency; Bankruptcy. Borrower admits in writing its inability to pay its debts as they become due or makes a general assignment for the benefit of creditors; a receiver, liquidator, trustee or custodian is appointed for any assets of Borrower; Borrower becomes insolvent; a petition for bankruptcy, reorganization, or similar arrangement is filed regarding Borrower; or liquidation or dissolution proceedings concerning Borrower are instituted.

     Upon the occurrence of a Default, all payments of principal and interest shall become immediately due and owing to Lender without presentment, protest or notice or any further action of any kind, all of which are hereby expressly waived by Borrower. All rights and remedies of Lender are cumulative and may be exercised successively or concurrently with other rights Lender may have at law or in equity. Borrower agrees that it shall provide Lender with written notice promptly following the occurrence of a Default under clause (c) above.

     7.   Conversion Feature.
     Upon the closing of an additional $400,000 loan by Lender to Borrower, the principal and interest under this Note shall convert into a new Convertible Promissory Note (the "$500,000 Note"). In the event Borrower closes an equity financing involving the issuance of equity securities for an aggregate purchase price of at least $1,000,000, including all such securities issued or issuable upon conversion of the $500,000 Note, on or before June 31, 2005 (the "Next Financing"), then the outstanding principal and interest of the $500,000 Note will be converted into shares of the class of equity securities of IPGV issued in the Next Financing with terms and conditions and a price per share that is based upon the valuation and other terms and conditions established in the Next Financing.

          (a) As promptly as practicable after such conversion, the Borrower shall issue and shall deliver to Lender at its address last given to the Borrower, or on Lender's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of the Note (or portion thereof) in accordance with the provisions of this Section 7 and cash as provided in subsection (c) hereof. Such conversion shall be deemed to have been effected at the close of business on the date of the Closing and at such time the rights of Lender as Lender shall and the person or persons in whose name or names any certificate or certificates for the Common Stock shall be issuable shall be deemed to have become the holder or holders of record of the Common Stock.

          (b)   No  fractional  shares of the Borrower  or  scrip
     representing fractional shares shall be issued upon conversion of the Note. Instead of any fractional shares which would otherwise be issuable upon conversion of the Note or specified portions thereof, the Borrower shall pay to Lender a cash adjustment in respect of such fraction in an amount equal to such fraction multiplied by the applicable Conversion Price per share as of the date of conversion.

          (c) In the event that the Borrower shall (i) make a distribution on its Common Stock in additional shares of Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of shares, or
     (iv) recapitalize, reclassify or exchange any Common Stock, whether as a result of merger or consolidation or otherwise, then in each such case the number of shares to be received upon conversion of this Note shall be appropriately adjusted, and in the case of a recapitalization, reclassification or exchange Lender shall be entitled to receive the type of security which Lender would have received had Lender owned Common Stock at the time of such recapitalization, reclassification or exchange.

          (d) If the Borrower shall issue any shares of Common Stock, or preferred stock, options, warrants or other securities or rights convertible into Common Stock at a price per share less than the Conversion Price, then the Conversion Price shall be adjusted to equal the conversion price of such securities.

          (e) The Borrower shall reserve and at all times keep available, free from preemptive rights, out of its authorized but unissued shares, for the purpose of effecting the conversion of this Note, such number of shares of its duly authorized Common Stock as shall from time to time be sufficient to effect the conversion of this Note.

     8. Waiver and Release. The Borrower hereby waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and agrees that its liability shall be unconditional, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender. The Borrower hereby consents to any and all extensions of time (excluding an extension of the prepayment penalty time period), renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to the release of any collateral or any part thereof, with or without substitution.

     9. Waiver by Lender. Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder or otherwise available to it at law or in equity, unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth in writing. A waiver with respect to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy with respect to a subsequent event.

     10. Severability. If any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     11. Notices. All notices, requests, demands and other communications shall be in writing and shall be deemed to have been given when delivered by hand, mail, telegram, telex, facsimile transmission or by other means to the following addresses:

   to Lender:     IP Voice Communications, Inc.
               14860 Montfort Drive, Suite 210
               Dallas, TX  75240
               Phone: 972.386.3372
               Fax: 972.386.8165
   with a copy to:

               Gardner, Carton & Douglas LLC
               191 N. Wacker, Suite 3700
               Chicago, IL 60606
               Attention: David Matteson
               Phone: 312-569-1145
               Fax: 312-569-3145

   to the Borrower:    IP Global Voice, Inc.
                  505 Montgomery Street, 11th Floor
                  San Francisco, CA  94111
               Phone: 415-874-3049
               Fax: 415-874-3279
               Attn: Dean Gardner or Peter Geddis

     12. Miscellaneous. This Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns. This Note shall be governed by, and construed in accordance with, the laws of the State of Illinois.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                              IP Global Voice, Inc.



                              By Peter Geddis
                              Its: CEO